UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: September 6, 2005 (Date of earliest event reported)
Montpellier Group, Inc. (Exact name of registrant as specified in its charter)

DE (State or other jurisdiction of incorporation)	000-50103 (Commission File Number)	71-911780705 (IRS Employer Identification Number)

15321 Main St. NE. 152, Duvall, WA (Address of principal executive offices)		98019 (Zip Code)
(425) 844-2535 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 6, 2006, Certificate of Amendment were filed with the Secretary of State for the State of Delaware, changing the Company's name to International Gold Resources. The effective date of the change is September 6, 2006. A copy of the Certificate of Amendment is attached to as an exhibit.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibits

Ex. 3.1 Certificate of Amendment to Articles of Incorporation.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 16, 2005	MONTPELLIER GROUP, INC. By: _____________________________ Roland Vetter, President